UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                  000- 23365                 33-0840184
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
       of Incorporation)              Number)            Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 24, 2006, the Registrant consummated a Securities Purchase Agreement (the "Purchase Agreement") dated January 24, 2006 with Cornell Capital Partners LP ("Cornell") providing for the sale by the Registrant to Cornell of its 10% secured convertible debentures in the aggregate principal amount of $5,000,000 (the "Debentures") of which $2,200,000 was advanced immediately. On March 10, the Registrant closed on the sale of an additional Debenture in principal amount of $650,000 to Cornell. The balance of $2,150,000 will be provided to us two business days prior to the date the Registration Statement is declared effective by the Securities and Exchange Commission.

      The Debentures mature on the third anniversary of the date of issuance and bear interest at the annual rate of 10%.

      Holders may convert, at any time, the principal amount outstanding under the Debentures into shares of Common Stock, at a conversion price per share equal to the lesser of (i) $1.00, or (ii) eighty percent (80%) of the lowest closing bid price for the Registrant's common stock during the five trading days immediately preceding the conversion date, subject to adjustment. Upon three-business days advance written notice, the Registrant may redeem the Debentures, in whole or part if the closing bid price of the Registrant's common stock at the time of such written notice is less than $1.00. In the event that the Registrant exercises its right of redemption within 90 days of the date of issuance of the Debenture, the redemption will be calculated at 107% of the Debentures face value and the right of redemption is exercised after 90 days of the date of issuance of the Debenture, the redemption will be calculated at 110% of the Debentures face value.

      Under the Purchase Agreement, the Registrant also issued to Cornell 300,000 shares of common stock and a three- year warrant to purchase 1,125,000 shares of common stock at $1.00 per share.

      In connection with the Purchase Agreement, the Registrant also entered into a registration rights agreement (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the common stock issued to Cornell, the common stock issuable upon conversion of the Debentures and the common stock issuable upon exercise of the warrants. The Registrant is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than May 24, 2006 and to insure that the registration statement remains in effect until all of the shares of common stock to be registered have been sold. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than February 24, 2006, or if the Registration Statement is not declared effective by May 24, 2006, it is required to pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

      The Registrant's obligations under the Purchase Agreement are secured by substantially all of the Registrant's assets and the assets of its subsidiaries. In addition, certain executive officers and directors of the Registrant have granted Cornell a security interest in a portion of the shares of common stock held by such officers and directors.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 for a description of a secured loan obligation by the Registrant.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above for a description of the transactions pursuant to which the Registrant issued Common Stock, Debentures and Warrants. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

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(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(C)      EXHIBITS.

EXHIBIT
NUMBER
                                   DESCRIPTION
--------------------------------------------------------------------------------
10.1 $650,000 principal amount Secured Convertible Debenture, dated March 10, 2006, issued by NewGen Technologies, Inc. to Cornell Capital Partners LP
10.2 $2,200,000 principal amount Secured Convertible Debenture, dated January 24, 2006, issued by NewGen Technologies, Inc. to Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.3 Warrant to purchase 1,125,000 shares of Common Stock of NewGen Technologies, Inc., issued January 24, 2006 (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.4 Securities Purchase Agreement, dated January 24, 2006, by and between NewGen Technologies, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.5 Amended and Restated Securities Purchase Agreement, dated February 10, 2006, by and between NewGen Technologies, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on February 16, 2006)
10.6 Investor Registration Rights Agreement, dated January 24, 2006, by and between NewGen Technologies, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.7 Security Agreement, dated January 24, 2006, by and between NewGen Technologies, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.8 Subsidiary Security Agreement, dated January 24, 2006, by and between ReFuel Terminal Operations, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.9 Subsidiary Security Agreement, dated January 24, 2006, by and between ReFuel America, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)
10.10 Subsidiary Security Agreement, dated January 24, 2006, by and between NewGen International, Inc. and Cornell Capital Partners LP (incorporated by reference to the exhibit to Registrants Form 8-K filed on January 30, 2006)



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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWGEN TECHNOLOGIES, INC.


Dated: March 16, 2006                        By:  /s/ Scott A. Deininger
                                                 -------------------------------
                                             Name:    Scott A. Deininger
                                             Title:   Chief Financial Officer



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